Statement of Additional Information Supplement

September 29, 2021

Morgan Stanley Institutional Fund Trust

Supplement dated September 29, 2021 to the Morgan Stanley Institutional Fund Trust Statement of Additional Information dated January 29, 2021

Global Strategist Portfolio (the "Portfolio")

The following is hereby added to the end of the "Investments" section of the table entitled "The Funds' Investments and Strategies" with respect to the Portfolio in the Statement of Additional Information:

Bitcoin Futures	X

The following is hereby added at the end of the section of the Statement of Additional Information entitled "Investments and Risks":

Bitcoin Futures. The Global Strategist Portfolio may have exposure to bitcoin indirectly through cash settled futures. To the extent the Global Strategist Portfolio invests in bitcoin futures, it will do so through the Global Strategist Subsidiary. The Global Strategist Portfolio may at times have no exposure to bitcoin.

Bitcoin is a digital asset whose ownership and behavior are determined by participants in an online, peer-to-peer network that connects computers that run publicly accessible, or "open source," software that follows the rules and procedures governing the bitcoin network (commonly referred to as the bitcoin protocol). The value of bitcoin, like the value of other cryptocurrencies, is not backed by any government, corporation, or other identified body. The further development of the bitcoin network, which is part of a new and rapidly changing industry, is subject to a variety of factors that are difficult to evaluate.

Bitcoin Cash Settled Futures. The Global Strategist Portfolio may engage in futures contracts based on bitcoin. These futures contracts may be used to obtain long or short exposure to bitcoin. A long exposure reflects an investment contemplating an increase in the value of the underlying asset whereas a short exposure contemplates a decrease in value. The only bitcoin futures in which the Global Strategist Portfolio may invest are cash settled bitcoin futures traded on futures exchanges registered with the CFTC.

Bitcoin futures expose the Global Strategist Portfolio to all of the risks related to bitcoin discussed below and also expose the Global Strategist Portfolio to risks specific to bitcoin futures. Regulatory changes or actions may alter the nature of an investment in bitcoin futures or restrict the use of bitcoin or the operations of the bitcoin network or exchanges on which bitcoin trades in a manner that adversely affects the price of bitcoin futures, which could adversely impact the Global Strategist Portfolio and necessitate the payment of large daily variation margin payments to settle the Global Strategist Portfolio's losses.

The Global Strategist Portfolio's investment in bitcoin futures may involve illiquidity risk, as bitcoin futures are not as heavily traded as other futures given that the bitcoin futures market is relatively new. In addition, exchanges on which bitcoin futures are traded and their related clearinghouses and the Global Strategist Portfolio's FCMs generally require the Global Strategist Portfolio to maintain relatively high levels of initial margin at the clearinghouse and FCM in connection with bitcoin futures. Initial margin requirements will increase if the Global Strategist Portfolio's bitcoin futures investments increase in value.

Exchanges on which bitcoin is traded (which are the source of the price(s) used to determine the cash settlement amount for the Global Strategist Portfolio's bitcoin futures) have experienced, and may in the future experience, technical and operational issues, making bitcoin prices unavailable at times. In addition, the cash market in bitcoin has been the target of fraud and manipulation, which could affect the pricing of bitcoin futures contracts.

In addition, bitcoin and bitcoin futures have generally exhibited significant price volatility relative to traditional asset classes. Bitcoin futures may also experience significant price volatility as a result of the market fraud and manipulation noted above.

Futures contracts providing short exposure to bitcoin are also subject to additional risks, including potentially unlimited losses. The Global Strategist Portfolio's short exposure would reflect the portfolio management team's view that the value of the underlying asset will decrease. If the Adviser fails to accurately predict the movement in the value of the underlying asset, the Global Strategist Portfolio may incur a theoretically unlimited loss on short exposures (whereas losses from long exposures can equal only the full value of the underlying asset).

Futures contracts based on bitcoin are also subject to the risks otherwise applicable to derivatives, in particular those described in "Futures Contracts."

Risks Related to Bitcoin. Cryptocurrencies (also referred to as "virtual currencies" and "digital currencies") are digital assets designed to act as a medium of exchange. Although cryptocurrency is an emerging asset class, there are thousands of cryptocurrencies, the most well-known of which is bitcoin.

Cryptocurrency facilitates decentralized, peer-to-peer financial exchange and value storage that is used like money, without the oversight of a central authority or banks. The value of cryptocurrency is not backed by any government, corporation, or other identified body. Similar to fiat currencies (i.e., a currency that is backed by a central bank or a national, supra-national or quasi-national organization), cryptocurrencies are susceptible to theft, loss and destruction.

The value of the Global Strategist Portfolio's investments in cryptocurrency is subject to fluctuations in the value of the cryptocurrency, which have been and may in the future be highly volatile. The value of cryptocurrencies is determined by the supply and demand for cryptocurrency in the global market for the trading of cryptocurrency, which consists primarily of transactions on electronic exchanges. The price of bitcoin could drop precipitously (including to zero) for a variety of reasons, including, but not limited to, regulatory changes, a crisis of confidence, flaw or operational issue in the bitcoin network or a change in user preference to competing cryptocurrencies. The Global Strategist Portfolio's exposure to cryptocurrency could result in substantial losses to the Global Strategist Portfolio.

Cryptocurrencies trade on exchanges, which are largely unregulated and, therefore, are more exposed to fraud and failure than established, regulated exchanges for securities, derivatives and other currencies. Cryptocurrency exchanges have in the past, and may in the future, cease operating temporarily or even permanently, resulting in the potential loss of users' cryptocurrency or other market disruptions. Cryptocurrency exchanges are more exposed to the risk of market manipulation than exchanges for traditional assets. Cryptocurrency exchanges that are regulated typically must comply with minimum net capital, cybersecurity, and anti-money laundering requirements, but are not typically required to protect customers or their markets to the same extent that regulated securities exchanges or futures exchanges are required to do so. Furthermore, many cryptocurrency exchanges lack certain safeguards established by traditional exchanges to enhance the stability of trading on the exchange, such as measures designed to prevent sudden drops in value of items traded on the exchange (i.e., "flash crashes"). As a result, the prices of cryptocurrencies on exchanges may be subject to larger and more frequent sudden declines than assets traded on traditional exchanges. In addition, cryptocurrency exchanges are also subject to the risk of cybersecurity threats and have been breached, resulting in the theft and/or loss of bitcoin and other cryptocurrencies. A cyber or other security breach or a business failure of a cryptocurrency exchange or custodian may affect the price of a particular cryptocurrency or cryptocurrencies generally. A risk also exists with respect to malicious actors or previously unknown vulnerabilities, which may adversely affect the value of bitcoin.

Factors affecting the further development of cryptocurrency include, but are not limited to: continued worldwide growth or possible cessation or reversal in the adoption and use of cryptocurrency and other digital assets; government and quasi-government regulation or restrictions on or regulation of access to and operation of digital asset networks; changes in consumer demographics and public preferences; maintenance and development of open-source software protocol; availability and popularity of other forms or methods of buying and selling goods and services; the use of the networks supporting digital assets, such as those for developing smart contracts and distributed applications; general economic conditions and the regulatory environment relating to digital assets; negative consumer or public perception; and general risks tied to the use of information technologies, including cyber risks. A breach or failure of one cryptocurrency may lead to a loss in confidence in, and thus decreased usage or and or value of, other cryptocurrencies.

Currently, there is relatively limited use of cryptocurrency in the retail and commercial marketplace, which contributes to price volatility. A lack of expansion by cryptocurrencies into retail and commercial markets, or a contraction of such use, may result in increased volatility or a reduction in the value of cryptocurrencies, either of which could adversely impact the Global Strategist Portfolio's investment in cryptocurrency. In addition, to the extent market participants develop a preference for one cryptocurrency over another, the value of the less preferred cryptocurrency would likely be adversely affected.

Cryptocurrency is a new technological innovation with a limited history; it is a highly speculative asset and future regulatory actions or policies may limit, perhaps to a materially adverse extent, the value of the Global Strategist Portfolio's indirect investment in cryptocurrency and the ability to exchange a cryptocurrency or utilize it for payments.

Many significant aspects of the tax treatment of investments in cryptocurrency are uncertain, and a direct or indirect investment in cryptocurrency may produce income that if directly earned by a RIC, like the Global Strategist Portfolio, would be treated as non-qualifying income for purposes of the income test applicable to RICs. Accordingly, to the extent the Global Strategist Portfolio invests in bitcoin futures, it will do so through the Global Strategist Subsidiary.

In 2014, the IRS released a notice (the "Notice") discussing certain aspects of "convertible virtual currency" (that is, digital assets that have an equivalent value in fiat currency or that act as a substitute for fiat currency) for U.S. federal income tax purposes and, in particular, stating that such a digital asset (i) is "property," (ii) is not "currency" for purposes of the rules relating to foreign currency gain or loss and (iii) may be held as a capital asset. In 2019, the IRS released a revenue ruling and a set of "Frequently Asked Questions" (the "Ruling & FAQs") that provide some additional guidance. However, the Notice and the Ruling & FAQs do not address other significant aspects of the U.S. federal income tax treatment of digital assets. Moreover, although the Ruling & FAQs address the treatment of hard forks, there continues to be uncertainty with respect to the income and withholding taxation of incidental rights received through a fork in the blockchain, airdrops offered to bitcoin holders and other similar events, including situations where such rights are disclaimed.

The taxing authorities of certain states (i) have announced that they will follow the Notice with respect to the treatment of digital assets for state income tax purposes and/or (ii) have issued guidance exempting the purchase and/or sale of digital assets for fiat currency from state sales tax. It is unclear what further guidance on the treatment of digital assets for state tax purposes may be issued in the future.

It is unclear what additional guidance on the treatment of digital assets for U.S. federal, state and local income tax purposes may be issued in the future. Because of the evolving nature of digital assets, it is not possible to predict potential future developments that may arise with respect to digital assets. Any future guidance on the treatment of digital assets for federal, state or local tax purposes could result in adverse tax consequences for investors in the Global Strategist Portfolio and could have an adverse effect on the value of bitcoin.

The fifth sentence of the first paragraph in the section of the Statement of Additional Information entitled "Investments and Risks—Special Risks Related to the Cayman Islands Subsidiary" is hereby deleted and replaced with the following:

The Global Strategist Subsidiary may also invest in cash-settled bitcoin futures. Investments in the Global Strategist Subsidiary are expected to provide the Global Strategist Portfolio with exposure to bitcoin and the commodity markets within the limitations of Subchapter M of the Code and recent IRS revenue rulings, as discussed below under "Taxes."

The first sentence of the fourth paragraph in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser" is hereby deleted and replaced with the following:

The Global Strategist Portfolio may gain exposure to bitcoin and the commodities markets by investing up to 25% of its total assets in a wholly-owned subsidiary of the Global Strategist Portfolio organized as a company under the laws of the Cayman Islands.

The following is hereby added at the end of the fifth paragraph in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser":

The Global Strategist Portfolio and the Global Strategist Subsidiary have also entered into contracts for the provision of custody and audit services with service providers.

The following is hereby added at the end of the sixth paragraph in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser":

The Global Strategist Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Global Strategist Portfolio. As a result, the Adviser, in managing the Global Strategist Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Global Strategist Portfolio (as discussed above, the Global Strategist Subsidiary may invest in cash settled bitcoin futures or commodity-related instruments) and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage and the timing and method of valuation of the Global Strategist Subsidiary's portfolio investments and shares of the Global Strategist Subsidiary. Certain of these policies and restrictions are described in detail in this SAI.

The following is hereby added at the end of the seventh paragraph in the section of the Statement of Additional Information entitled "Investment Advisory and Other Services—Adviser":

The consolidated financial statements of the Global Strategist Subsidiary will be included in the Annual Report and Semi-Annual Report of the Global Strategist Portfolio.

The second sentence in the sixth paragraph in the section of the Statement of Additional Information entitled "Taxes—Regulated Investment Company Qualification" is hereby deleted and replaced with the following:

The Global Strategist Portfolio may seek to gain exposure to bitcoin and the commodity markets through investments in the Global Strategist Subsidiary.

Please retain this supplement for future reference.